This CD ROM contains an electronic version of appraisals for the Mortgaged Properties in PDF format and forms part of the paper version of the Prospectus Supplement. The information contained in this CD ROM does not appear elsewhere in paper form in this Prospectus Supplement and must be considered as part of, and together with, the information contained elsewhere in this Prospectus Supplement and the Prospectus. The information contained in this CD ROM has been filed by the Seller with the Securities and Exchange Commission as part of a Current Report on Form 8-K, which is incorporated by reference in this Prospectus Supplement, and is also available through the public reference branch of the Securities and Exchange Commission. Defined terms used in this CD ROM but not otherwise defined therein shall have the respective meanings assigned to them in the paper portion of the Prospectus Supplement and the Prospectus. All of the information contained in this CD ROM is subject to the same limitations and qualifications contained in this Prospectus Supplement and the Prospectus. Prospective investors are strongly urged to read the paper portion of this Prospectus Supplement and the Prospectus in its entirety prior to accessing this CD ROM. If this CD ROM was not received in a sealed package, there can be no assurances that it remains in its original format and should not be relied upon for any purpose. Prospective investors may contact J. Theodore Borter of Goldman, Sachs Co. at (212)902-3857 to receive an original copy of the CD ROM.

                     COMPLETE APPRAISAL OF
                     REAL PROPERTY

                     San Valente Building
                     3200 Patrick Henry Drive
                     Santa Clara, Santa Clara County, California




                                   CUSHMAN &
                                  WAKEFIELD(R)
                          ---------------------------
                             A ROCKEFELLER COMPANY
                          ---------------------------
                          VALUATION ADVISORY SERVICES
                          ---------------------------

                         -------------------------------------------------
                         COMPLETE APPRAISAL OF
                         REAL PROPERTY

                         San Valente Building
                         3200 Patrick Henry Drive
                         Santa Clara, Santa Clara County, California

                         -------------------------------------------------


                         IN A SUMMARY REPORT
                         As of July 29, 1996


                         Prepared For:

                         GMAC Commercial Mortgage Corporation
                         650 Dresher Road
                         Horsham, PA 19044-8015




                         Prepared By:

                         Cushman & Wakefield of California, Inc.
                         Valuation Advisory Services
                         2055 Gateway Place, Suite 550
                         San Jose, California 95110

Cushman & Wakefield of California, Inc.                                CUSHMAN &
2055 Gateway Place, Suite 550                                       WAKEFIELD(R)
San Jose, CA 95110-1068
Tel: (408) 436-5500
Fax: (408) 437-9129







August 5, 1996


Ms. Avis Tsuya
Senior Underwriter
GMAC COMMERCIAL MORTGAGE CORPORATION
650 Dresher Road
Horsham, PA 19044-8015

RE:  Appraisal of Real Property
     San Valente Building
     3200 Patrick Henry Drive
     Santa Clara, Santa Clara County, California

Dear Ms. Tsuya:

     In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield of California, Inc. is pleased to transmit our summary report estimating the market value of the leased fee estate in the referenced property.

     As specified in the Letter of Engagement, the value opinion reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report. We specifically call your attention to the following special assumptions:

     This is a complete appraisal prepared in accordance with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation. The results of the appraisal are being conveyed in a Summary report according to our agreement. Because this is a summary report, the level of detail of presentation is less than that found in a self-contained report.

     This report was prepared for GMAC Commercial Mortgage Corporation and it is intended only for the specified use of said Client. It may not be distributed to or relied upon by other persons or entities without written permission of the Appraiser.

     The property was inspected by and the report was prepared by Rob D. Perrino. Kenneth E. Matlin, MAI has reviewed the report and is in concurrence with the findings herein.

     As a result of our analysis, we have formed an opinion that the market value of the leased fee estate in the subject property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 29, 1996 was:

Ms. Avis Tsuya
August 5, 1996
Page 2

                   NINE MILLION SEVEN HUNDRED THOUSAND DOLLARS
                                   $9,700,000

     The preceding estimate of market value are based upon a forecasted marketing period of approximately 6 to 12 months, which we believe (through a review of recent office/research and development building sale activity, as well as with conversations with local investment brokers) is reasonably representative for this product type.

     This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.

Respectfully submitted,

CUSHMAN & WAKEFIELD OF TEXAS, INC.


/s/ Rob D. Perrino

Rob D. Perrino
Appraiser
Northern California Valuation Advisory Services
Certification No. CA-AGO02595


/s/ Kenneth E. Matlin

Kenneth E. Matlin, MAI
Manager and Director
Northern California Valuation Advisory Services
Certification No. CA-AGO02022


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

Property Name:                        San Valente Building

Location:                             The subject property is located
                                      along the southwesterly side of Patrick
                                      Henry Drive, between Old Ironside Drive
                                      and Democracy Way within the Marriott
                                      Business Park. The street address is 3200
                                      Patrick Henry Drive, Santa Clara, Santa
                                      Clara County, California.

Assessor's Parcel Number:             104-04-089 and 124I

Interest Appraised:                   Leased fee estate

Date of Value:                        July 29, 1996

Date of Inspection:                   July 29, 1996

Ownership:                            WHC-Six Real Estate Limited Partnership

Land Area:                            5.96 acres or 259,616 square feet

1995-96 Property Assessment
     Land:                            $ 3,263,000
     Building:                        $ 2,737,000
                                      -----------
      Total:                          $ 6,000,000

1995-96 Ad Valorem Taxes:             $72,655.30

Zoning:                               ML, Light Industrial

Highest and Best Use
     If Vacant:                       Office/research and development building

     As Improved:                     Office/research and development building
                                      (existing use)

Improvements
     Type: A partial two-story, concrete with stucco, office/research and development building.

     Year Built:                      1979, renovated in 1992

     Size
        Gross Building Area:          104,540 square feet
        Net Rentable Office Area:     104,540 square feet
        Net Useable Area:             104,540 square feet



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

     Condition:                               Average to Good

Operating Data and Forecasts
     Current Occupancy:                       100.0%

     Forecasted First Year Occupancy
      (Fiscal Year 1997):                     100.0%

     Forecasted Average Occupancy:            95.0%

     Average Monthly Rental Rate
        Actual:                               $0.62 per square foot, triple-net
        Forecasted:                           $0.90 per square foot, triple-net

     Operating Expenses
        Last Full Year (1995):                $1.46 per net rentable square foot
        Budget (1996):                        $1.60 per net rentable square foot
        Forecasted (Fiscal Year 1997):        $1.47 per net rentable square foot

Value Indicators
     Sales Comparison Approach:               $9,780,000 ($93.55 per square foot
                                              of net rentable area)

     Income Approach:                         $9,660,000 ($92.40 per square foot
                                              of net rentable area)

Discounted Cash Flow Assumptions
     Market Rental Growth Rate:               3.5% per annum
     Expense Growth Rates:                    3.5% per annum
     Credit Loss Allowance:                   2.0%
     Projected Term of Future Leases:         5 years
     Vacancy Between Tenants                  4 months
     Renewal Probability:                     50.0%
     Tenant Improvements
           New Tenants:                       $10.00 per square foot
           Renewal Tenants:                   $3.50 per square foot
        Commission Expense (Weighted
           Average):                          4.6%
     Terminal Capitalization Rate:            10.0%
     Cost of Sale at Reversion:               3.0%
     Discount Rate:                           12.5%
     Implicit Year 1 Overall
       Capitalization Rate:                   7.9%

Value Conclusion
     As Is Value Estimate:                    $9,700,000



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

Resulting Indicator
   Going-In Capitalization Rate
      (Overall Capitalization Rate):     7.9%

    Price Per Square Foot
      (Net Rentable Area):               $92.79

Estimated Marketing Time:                6 to 12 months

Special Assumption:

                                         1) Please refer to the complete list of
                                            assumptions and limiting conditions
                                            included at the end of this report.





                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          TABLE OF CONTENTS
================================================================================


                                                                            Page


PHOTOGRAPHS OF THE SUBJECT PROPERTY .......................................    1

INTRODUCTION ..............................................................    2
   Identification of Property .............................................    2
   Property Ownership and Recent History ..................................    2
   Purpose and Function of the Appraisal ..................................    2
   Extent of the Appraisal  Process .......................................    2
   Date of Value and  Property Inspection .................................    3
   Property Rights Appraised ..............................................    3
   Definitions of Value, Interest Appraised, and Other Pertinent Terms ....    3
   Legal Description ......................................................    4

NEIGHBORHOOD ANALYSIS .....................................................    5
   Market Overview ........................................................    7
   Marketing and Exposure Time ............................................    9

PROPERTY DESCRIPTION ......................................................   11
   Site Description .......................................................   11
   Improvements Description ...............................................   11

REAL PROPERTY TAXES AND ASSESSMENTS .......................................   12

ZONING ....................................................................   13

HIGHEST AND BEST USE ......................................................   14

VALUATION PROCESS .........................................................   15

SALES COMPARISON APPROACH .................................................   16
   "As Is" Valuation ......................................................   20

INCOME APPROACH ...........................................................   21

RECONCILIATION AND FINAL ESTIMATE OF VALUE ................................   30

ASSUMPTIONS AND LIMITING CONDITIONS .......................................   32

CERTIFICATION OF APPRAISAL ................................................   34

ADDENDA ...................................................................   35

      Legal Description
      Copy of Floor Plans



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Table of Contents
================================================================================

      Alta Survey
      Flood Plain Map
      Site Plan
      Project Assumptions and Analysis
      Cushman & Wakefield Investor Survey
      Qualifications of Rob D. Perrino
      Qualifications of Kenneth E. Matlin









                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        PHOTOGRAPHS OF THE SUBJECT PROPERTY
================================================================================




                                     [PHOTO]
                               [GRAPHIC OMITTED]

            View of Subject from Patrick Henry Drive facing Southwest








                                     [PHOTO]
                               [GRAPHIC OMITTED]

                           View of the South Elevation



================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               INTRODUCTION
================================================================================

Identification of Property

     The subject property is a partial two-story, concrete with stucco, office/research and development building containing 104,504 square feet of net rentable area. The building is situated along the southwesterly side of Patrick Henry Drive, between Old Ironside Drive and Democracy Way within the Marriott Business Park. The improvements are situated on two contiguous parcels of land collectively consisting 5.96 acres or 259,616 square feet. The common address is 3200 Patrick Henry Drive, Santa Clara, Santa Clara County, California. The Santa Clara County Assessor has designated the subject site at as parcel numbers 104-04-089 and 124. The building was constructed in 1979, but renovated in 1992 and is 100 percent occupied by one tenant as of the appraisal date.

Property Ownership and Recent History

     Ownership of the property is currently vested in WHC-Six Real Estate Limited Partnership. According to the most recent grant deed, the subject property was acquired in August, 1994, from Prudential Insurance Company as part of a bulk purchase of properties, for an undisclosed amount.

     The subject property is 100% occupied by Communications & Power Industries
(CPI) through December, 1998. The tenant's contract rent is significantly below-market. The impact of the property's below-market rent will be addressed later on in the Income Approach of this report. Presently, the tenant is marketing the space for sublease at an asking rental rate of $0.90 per square foot per month on a triple-net basis. CPI is relocating its operation to Palo Alto in January, 1997. Thus, the space is not deliverable until January, 1997, which has been a detriment to marketing efforts. According to the listing brokers, Messrs. Duffy Angelo and Steve Gibson with Colliers Parrish, there has been a lot of interest in the property, however, tenants want the space today.

     To the best of our knowledge, the property is not currently being offered for sale, nor have there have been any subsequent ownership transfers.

Purpose and Function of the Appraisal

     The purpose of the appraisal is to provide an estimate of market value of the leased fee estate in the property. The function of this report is to assist GMAC Commercial Mortgage Corporation in an evaluation of the property for loan underwriting purposes.

Extent of the Appraisal Process

     In the process of preparing this appraisal, we:

     o Inspected the exterior and interior of the building and site improvements.;

     o Reviewed the leasing policy, tenant build-out allowances and history of recent rental rates and occupancy with the building manager;

     o Reviewed a detailed history of the income and expenses and a budget forecast for 1996, including the budget for planned capital expenditures and repairs;


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Introduction
================================================================================

     o Conducted market research into occupancies, asking rents, and operating expenses at competing buildings including interviews with on-site managers and a review of our own data base from previous appraisal files;

     o Conducted market inquiries into recent sales of similar buildings to ascertain the sales prices per square foot and overall capitalization rates. This process involved telephone interviews with sellers, buyers and/or participating brokers; and

     o Prepared Sales Comparison and Income Approaches to value. The Cost Approach was not used.

Date of Value and Property Inspection

     The date of value is July 29, 1996, with our date of our last inspection being the same.

Property Rights Appraised

     Leased fee estate

Definitions of Value, Interest Appraised, and Other Pertinent Terms

     The definition of market value taken from the Uniform Standards of Professional Appraisal Practice, 1994 Edition, published by The Appraisal Foundation, is as follows:

     The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

     (1)  Buyer and seller are typically motivated;

     (2) Both parties are well. informed or well advised, and acting in what they consider their own best interests;

     (3)  A reasonable time is allowed for exposure in the open market;

     (4) Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

     (5) The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

     Exposure Time

     Under Paragraph 3 of the Definition of Market Value, the value estimate presumes that A reasonable time is allowed for exposure in the open market Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Introduction
================================================================================

     value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.

     Based upon the available sales data in the marketplace, as well as our discussions six to twelve months would appear to have been reasonably appropriate for the subject property as the date of valuation.

     Definitions of pertinent terms taken from the Dictionary of Real Estate Appraisal, Third Edition (1993), published by The Appraisal Institute, are as follows:

     Leased Fee Estate

     An ownership interest held by a landlord with the rights of use and occupancy conveyed by lease to others. The fights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease.

     Market Rent

     The rental income that a property would most probably command on the open market; indicated by the current rents paid and asked for comparable space as of the date of the appraisal.

     Cash Equivalent

     A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

     Discounted Cash Flow (DCF) Analysis

     The procedure in which a discount rate is applied to a set of projected income streams and a reversion. The analyst specifies the quantity, variability, timing, and duration of the income streams as well as the quantity and timing of the reversion and discounts each to its present value at a specified yield rate. DCF analysis can be applied with any yield capitalization technique and may be performed on either a lease-by-lease or aggregate basis.

Legal Description

     We were provided with an ALTA/ACSM Land Title Survey, dated July 7, 1994, prepared by International Land Surveying of Norman, Oklahoma. A copy of this survey is included in the Addenda. We also reviewed the subject's most recent grant deed for reference to its legal description. A copy of the grant deed is included in the Addenda.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                            Sunnyvale o Santa Clara
                                 North San Jose
                           Commercial Real Estate Map




                               [GRAPHIC OMITTED]

                            Sunnyvale o Santa Clara
                                 North San Jose
                     Commercial Real Estate Map (continued)




                               [GRAPHIC OMITTED]

                            Sunnyvale o Santa Clara
                                 North San Jose
                     Commercial Real Estate Map (continued)




                               [GRAPHIC OMITTED]

                            Sunnyvale o Santa Clara
                                 North San Jose
                     Commercial Real Estate Map (continued)




                               [GRAPHIC OMITTED]

                            Sunnyvale o Santa Clara
                                 North San Jose
                     Commercial Real Estate Map (continued)




                               [GRAPHIC OMITTED]

                            Sunnyvale o Santa Clara
                                 North San Jose
                     Commercial Real Estate Map (continued)




                               [GRAPHIC OMITTED]

                                                      NEIGHBORHOOD ANALYSIS
================================================================================

The subject property is located in the Marriott Business Park, in northern Santa Clara. The neighborhood boundaries are defined below:

       North     - State Route 237
       South     - U.S. Highway 101
       East      - Lafayette Street
       West      - San Tomas Aquino Creek

     The Marriott Business Park is considered one of the most prestigious parks in the Santa Clara Valley. It was developed by the Marriott Corporation in 1975 and it includes a total of 475 acres. The total existing inventory of industrial and office space in the Park is estimated at approximately 5,080,000 square feet. The Park is quite unique in that it is anchored by both the 300-room Marriott Hotel and the Great America Amusement Park, now owned by Paramount. The area also includes the 240,000 square foot Santa Clara Convention Center, TechMart, and the 500-room Westin Hotel, as well as the Days Inn Hotel and numerous restaurants.

     The business park evolved into the pacesetter for architectural styles prevalent in the "Silicon Valley" today. It has expanded on ideas originally initiated in older parks such as Oakmead and Moffett both located in neighboring Sunnyvale. Marriott features a high percentage of owner occupied buildings. It serves as the headquarters for Rolm. During 1989 and 1990, Vintage Properties completed construction of Phase I of a build-to-suit for 3-Com Corporation.
This development is located on the north side of Old Mountain View-Alviso Road at Betsy Ross Drive. This facility consists of two, five-story buildings and two, two-story buildings with an aggregate building area of 442,826 square feet. Phase II is under construction and will contain two, two-story buildings. Xerox, Lam Research Corporation, Rolm, Control Data, Claris, AT&T, Xidex, and Hitachi also pride themselves as being major tenants in the Marriott Business Park. Currently, the park has very little privately owned land available for development.

     The most notable developments in the subject neighborhood include: Regency Plaza, a 13- story, class "A" structure located on the south side of Mission College Boulevard; and McCandless Towers, which consists of an 11-story, class "A" structure located just north of U.S. Highway 101. Other large, office facilities located within and proximate to the subject neighborhood include: the Lakeside Atrium, a three-story, steel frame office building located along Lakeside Drive; Parkway Towers, a five-story office structure containing approximately 80,000 square feet located north of the subject property along Great America Parkway; and Parkway Plaza, a four-building, office complex containing a total of approximately 200,000 square feet, located north of the subject site along Old Ironsides Drive.

     The neighborhood enjoys good access. U.S. Highway 101, the Bayshore Freeway, forms the southern neighborhood boundary, and provides access from San Jose to the south and from the San Francisco Peninsula cities to the north. State Route 237 is located along the subject neighborhood's northerly boundary. State Route 237 runs east/west and thus provides a direct route to Interstates 880 and 680 which provide access to East Bay communities. Also, due to Measure "A", State Route 237 is scheduled to be improved. Improvements will include the elevation of some segments of the highway and the construction of several off-ramps. These

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      Neighborhood Analysis
================================================================================

future improvements will greatly ease traffic congestion during commute hours and greatly enhance access into the subject neighborhood.

     Great America Parkway is the main arterial serving the subject neighborhood. It runs north/south and intersects both U.S. Highway 101 and State Route 237. This six-lane thoroughfare becomes Bowers Avenue immediately south of U.S. Highway 101.

     The Santa Clara Light Rail Transit system provides access from downtown and San Jose to the subject neighborhood. This 20-mile system currently provides access from south San Jose to Downtown San Jose. The rail line terminates near the corner of Tasman Drive and Great America Parkway, approximately 1/2 mile north of the subject site.

     Utilities are all immediately available within the neighborhood. The City of Santa Clara provides not only water and sanitary sewer service but also electrical power. Pacific Gas & Electric Company supplies only natural gas. It should be noted that since the City of Santa Clara's electrical rates are less than those offered by Pacific Gas & Electric, there are considerable savings for major electrical users. This gives properties within the City of Santa Clara somewhat of a competitive edge over other areas. Pacific Bell supplied telephone service to the neighborhood.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            MARKET ANALYSIS
================================================================================


Market Overview

     The electronics slump in the Silicon Valley, which began in late-1984 and early-1985, and the concurrent over-building of the real estate market, caused the industrial market in Santa Clara to decline between 1984 and 1986. The slowed pace of new construction in neighboring areas and the gradual revitalization of the high technology industry caused the market to improve from 1987 to 1988. However, this trend slowed in 1989 and 1990. The market significantly declined in 1991 due to the Middle East War during the first quarter of 1991, the recession in California, defense budget cuts, and the resulting drop in demand for electronics products. The market overall remained suppressed through 1993. However, the end of the recession in 1994 and the strong increase in electronic goods demand resulted in a significant market upturn throughout Silicon Valley which remains today.

Leasing Activity

     The following chart illustrates research and development space absorption for both the subject market and Silicon Valley as a whole from 1991 through the second quarter of 1996. Silicon Valley includes all of Santa Clara County and the Cities of Fremont and Newark, in southernmost Alameda County.

================================================================================
        RESEARCH AND DEVELOPMENT SPACE GROSS ABSORPTION - SILICON VALLEY
================================================================================
                                                                     2nd.  Qtr.
      1991         1992         1993         1994          1995         1996
--------------------------------------------------------------------------------
   6,034,000    7,617,000    8,626,000    11,697,000    14,905,000    6,900,000
================================================================================

     Absorption in Silicon Valley from 1991 to present experienced similar patterns much like the subject market. Absorption of research and development space went from 6,034,000 in 1991 to 7,617,000 in 1992 indicating an increase of 26%. However, the market witnessed a slowdown in 1993 with a 13% increase in absorption from the previous year. However, absorption in Silicon Valley increased significantly by 36% in 1994 with 11,697,000 square feet being absorbed. This trend continued into 1995 with 14,905,000 square feet being absorbed. As of the end of the second quarter of 1996, the overall market is off to a steady start with professionals expecting absorption to stabilize from 1995 levels.

================================================================================
          RESEARCH AND DEVELOPMENT SPACE GROSS ABSORPTION - SANTA CLARA
================================================================================
                                                                     2nd.  Qtr.
      1991         1992         1993         1994          1995         1996
--------------------------------------------------------------------------------
    800,000      825,000     1,442,000     2,097,000     2,610,000      785,000
================================================================================

     Total gross absorption for research and development space in the subject market increase by 25,000 square feet or by 3% from 1991 to 1992. The market significantly rebounded between 1992 and 1993 with an increase from 825,000 square feet to 1,442,000 square feet in absorption, or by an unprecedented 75%. The market continued to improve in 1994 with an increase in absorption by 45% or 655,000 square feet. This trend continued into 1995 with an increase in

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Market Analysis
================================================================================

absorption by 25%. In comparison to 1995, the second quarter of 1996 was off to a slower start, however, market activity is anticipated to remain stable from the previous year.

Availabilities

     The reader's attention is directed to the following historical industrial space availability charts. The charts include statistics for all industrial product types pertaining to both the overall Silicon Valley market and Santa Clara Market.

==============================================================================================
                   INDUSTRIAL SPACE AVAILABLE - SILICON VALLEY
==============================================================================================
                                                                                    2nd. Qtr.
                     1991         1992        1993          1994          1995        1996
==============================================================================================
High Technology   17,560,000   16,380,000   15,645,000   13,017,000    9,401,000    6,122,000
----------------------------------------------------------------------------------------------
Manufacturing      3,130,000    2,410,000    4,914,000    4,013,000    2,488,000    1,903,000
----------------------------------------------------------------------------------------------
Warehouse          3,590,000    5,400,000    3,704,000    3,270,000    2,433,000    2,505,000
----------------------------------------------------------------------------------------------
Total             24,280,000   24,190,000   24,263,000   20,300,000   14,322,000   10,530,000
==============================================================================================

     Due to a sluggish economy, total available industrial space was relatively flat from 1991 through 1993, between approximately 24,200,000 to 24,300,000 square feet. This was attributable to many factors. Electronic companies were downsizing their spaces to reduce costs or consolidating operations to larger facilities. Some companies moved manufacturing operations out of California to locations where labor and facility costs were lower. The recession and resulting decrease in demand for electronics products forced many companies to layoff workers, thus reducing their space requirements.

     However, the easing of the recession in 1994 resulted in renewed electronics demand. Consequently, total available industrial space in Silicon Valley decreased from the end of 1993 to the end of 1994 by 16%. This trend continued through 1995 with the amount of available space declining by 29%. As of the second quarter of 1996, the overall market continued to experience a decrease in the amount of available industrial space.

==============================================================================================
                   INDUSTRIAL SPACE AVAILABLE - SILICON VALLEY
==============================================================================================
                                                                                    2nd. Qtr.
                     1991         1992        1993          1994          1995        1996
==============================================================================================
High Technology   3,830,000    3,334,000    2,652,000    2,277,000     998,000       860,000
----------------------------------------------------------------------------------------------
Manufacturing     1,040,000      633,000      535,000      523,000     543,000       562,000
----------------------------------------------------------------------------------------------
Warehouse            62,000      331,000      609,000      365,000     385,000       151,000
----------------------------------------------------------------------------------------------
Total             4,932,000    4,298,000    3,796,000    3,165,000    1,926,000    1,573,000
==============================================================================================

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Market Analysis
================================================================================

     The amount of available space in the subject market has continuously decreased between 1991 and the second quarter of 1996. The largest decline in the amount of available space occurred between 1994 and 1995. The amount of available space decreased by 39%. As of the second quarter of 1996, the amount of available space continues to decline.

Vacancy Rate

     Cushman & Wakefield estimates the total industrial inventory in Silicon Valley at 200 million square feet. Thus, the overall vacancy rate for Silicon Valley industrial market, as of the end of the second quarter of 1996, was approximately 5.3%. According to Colliers Parrish International market statistics, as of June 1, 1996, the subject research and development market has a vacancy rate of approximately 0.3%.

Rental Rates

     We surveyed signed leases for existing, research and development space in the subject market. Coupon rental rates for single-tenant facilities generally range from $0.75 to $1.10 per square foot per month, triple-net, depending on their physical and locational characteristics and the amount of tenant improvement dollars given. Based on the low vacancy in Santa Clara, specifically the Marriott Business Park, rental rates are anticipated to increase through 1996.

     Cushman & Wakefield's Financial Services Group reports that the market environment for investment sales and financing has changed dramatically over the past 18 months. The national investment sales market is turning from a buyer's market to a seller's market. The availability of both debt and equity capital have turned the market around. Real estate as an asset class is again acceptable to pension funds.

Summary and Conclusions

     In summary, the Silicon Valley economy has significantly improved over the past 18 months. As a result, the supply of good-quality, industrial space in Silicon Valley is diminishing. Most brokers and owners interviewed feel that this trend will continue over the next few years. The subject area remains one of the most desirable locations in Silicon Valley and is expected to continue low vacancy along with increasing rental rates.

Marketing and Exposure Time

     Based on the office/research and development facility sales used in this analysis, our conversations with brokers active in the subject market, and the subject's size and location, it is our opinion that the subject property would sell within a six to twelve-month period if actively marketed for sale.

     The Appraisal Standards Board of the Appraisal Foundation defines exposure time as, "the estimated length of time that the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at market value on the effective date of the appraisal; a retrospective estimate based upon an analysis of past events assuming a

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Market Analysis
================================================================================

competitive and open market." Based on historical market conditions and the sales analyzed in this report, we estimated the exposure time for the subject properties to be roughly equal to the marketing time previously stated at six to twelve months.




================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       PROPERTY DESCRIPTION
================================================================================

Site Description

     The subject site is situated along the southwesterly side of Patrick Henry Drive, between Old Ironside Drive and Democracy Way within the Marriott Business ark. The common street address is 3200 Patrick Henry Drive, Santa Clara, Santa Clara County, California. The site (in total) is irregular in shape and contains
5.96 acres or 259,616 square feet of land area. The topography is level and at street grade. We have assumed that the soil's load-bearing capacity is sufficient to support the existing and any future structures. All essential utilities including electricity, water, sewer, and telephone are currently serving the site.

     According to Community Panel No. 060350-0001C, effective July 16, 1980, the subject property is situated in Zone "B", an area designated as being outside of the floodplain.,

Improvements Description

     The subject improvements comprise a partial two-story, concrete and stucco, office/research and development building. The building has a net rentable area of 104,540 square feet. The first floor is 80,540 square feet and the second floor is 24,000 square feet. The improvements are built-out with 50% of drop ceiling office and lab space with the balance of the space attributable to manufacturing/warehouse space. The property was constructed in 1979 and renovated in 1992. Presently, the improvements are 100% occupied by one tenant.

     Construction is typical of office/research and development structures with concrete panels, poured-in-place concrete foundation, and concrete slab. The project is heated and cooled with a multi-zoned system with roof-mounted HVAC systems. Plumbing and electrical is assumed to meet required building codes. The property has one passenger elevator. In addition, there are three, interior stairways providing access to the second floor. The property has zoned smoke and fire alarm systems, and a monitored security system with card access that restricts non-business hour access.

     The subject has concrete surface parking for 353 vehicles which equates to a parking ratio of 3.4 spaces per 1,000 square feet of net rentable area. Patrick Henry Drive is improved with concrete sidewalks, curbs, and gutters. The site is landscaped with trees, ornamental shrubs and plants located around the building's perimeter and parking lot.

     We have specifically assumed that the property complies with the Americans With Disabilities Act, and that potentially hazardous materials have not been used in the construction or maintenance of the property. Overall, the improvements are in average to good condition. No evidence of structural damage was observed on our physical inspection of the improvements. Further, we are not aware of any major items of deferred maintenance at this time.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        REAL PROPERTY TAXES AND ASSESSMENTS
================================================================================

     The subject property is located in the City of Santa Clara, County of Santa Clara, and as such, is taxed by these governing bodies. The subject property is located in tax rate areas 07-095 and 07-117. The 1995-96 tax rate for these areas is $1.0436 per $100.00 of the property's assessed valuation. Under the provisions of Article XIIIA of the California Tax and Revenue Code, properties are assessed based on their market value as of March 1, 1975. This valuation may increase only 2% per year until such time as the property is sold, substantial new construction takes place, or the use of the property is changed. Under the foregoing circumstances, the properties may be reassessed to their market value.

     The 1995-96 fiscal year is the most recent year for which assessed valuation and property tax information is available. The assessed value and taxes for the property, are as follows:

============================================================================================
                              ASSESSED VALUES AND REAL ESTATE
============================================================================================
                                        Improvement
     A.P.N.          Land Value            Value              Total                 Taxes
============================================================================================
   104-04-089            $613,000                  $0           $613,000          $6,567.88
--------------------------------------------------------------------------------------------
   104-04-124           2,650,000           2,737,000          5,387,000          66,087.42
--------------------------------------------------------------------------------------------
     Total          $3,263,000.00       $2,737,000.00      $6,000,000.00         $72,655.30
============================================================================================

     The total real estate taxes and assessments also include vector control, flood control, and open space assessments. These assessments are reportedly paid into perpetuity.

     If the property was sold, it would be reassessed according to the Assessor's opinion of its market value, which is the sale price in most cases. Based on our estimated value conclusion of $9,700,000, real estate taxes and assessments after sale would be approximately $105,000.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                     ZONING
================================================================================

     The City of Santa Clara maintains a Planning Department which has jurisdiction over all development within the city limits. The City Planning Department has zoned the subject property ML, or Light Industrial. The general plan for the site is Industrial/Office/Research and Development. Uses allowed under these designations include research and development, light manufacturing, and office uses. Some of the other building requirements under this designation are as follows:

    Maximum Building Height:     70 feet

    Minimum Setbacks:            25 feet from the front and street side; 10
                                 feet from the non-street side; and 15 feet from the rear.

    Coverage Ratio:              75%, provided setback requirements are met.

    Parking Requirement:         One space for every 300 square feet of office
                                 space and one space for every 450 square feet of industrial (manufacturing/assembly) space.

     Based upon our understanding of the existing zoning ordinance, it appears the improvements are conforming to current zoning and general plan.

     We are not experts in the interpretation of complex zoning ordinances but the property appears to be a conforming development. We know of no additional deed restrictions, private or public, that further limit the subject property's use beyond those described in the site description.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       HIGHEST AND BEST USE
================================================================================

Highest and Best Use of Site As Though Vacant

     The highest and best use must be (1) legally permissible, (2) physically possible, (3) financially feasible, and (4) maximally productive. The size, shape, and physical attributes of the site are considered sufficient to accommodate most forms of development. Given the existing industrial zoning and the surrounding office/research and development facilities, it appears this use is supported. Furthermore, as previously discussed in the Market Analysis section of this report, the subject research and development market has a vacancy rate of 3.6%. Rental rates for this type of space are continuing to increase at an unprecedented rate. Therefore, it is our opinion the highest and best use of the site is for an office/research and development use.

Highest and Best Use, As Improved

     As previously noted in the Property Description section of this report, the subject site is improved with a partial two-story, 104,540 square foot, office/research and development building and related site improvements. Constructed in 1979 and renovated in 1992, the project is in average to good condition. Further, the design and layout are considered to be very functional for its current use.

     The subject property is 100 percent occupied by one tenant through December, 1998. Thus, the improvements are providing a return to the site. Furthermore, as previously indicated, the subject market's vacancy rate is declining with rental rates increasing. Therefore, it is our opinion that the highest and best use of this site, as improved, is for continued use as an office/research and development building.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          VALUATION PROCESS
================================================================================

     In this appraisal, we have used the Sales Comparison Approach and Income Approach to develop a market value estimate for the subject property. Because this is a summary report, the level of detail of presentation is less than that found in a self-contained report.

     In our opinion , the Cost Approach is not relevant to this assignment. Although the subject improvements are approximately 17 years old and of a conforming type of construction for this market, estimating construction costs and accrued depreciation for the improvements would be very subjective at best. Additionally, depreciated replacement cost is not that important to the typical investor. However, we have made the determination that the building improvements do not contribute to the overall property value.

In the Sales Comparison Approach, we performed the following steps:

     o Investigated the market for recent sales of similar office/research and development properties.

     o    Analyzed those sales on the basis of the sales price per square foot;
          and

     o Correlated the value indications into a point value estimate from within the range.

In developing the Income Approach we:

     o Studied the rents in effect in this and competing properties to estimate the potential rental income at market levels;

     o Studied the recent history of operating expenses at this and competing properties to estimate an appropriate level of expenses and reserves for replacement;

     o Estimated net operating income and cash flow by subtracting the operating, fixed, and other expenses from the effective gross income; and

     o Prepared a discounted cash flow analysis in which the cash flow and property value at reversion are discounted to an estimate of current market value at a market-derived discount rate. Potential gross revenues are estimated based on a modeling of the actual rents and recovery provisions in effect through the term of existing leases. As the existing leases expire, the space is estimated to rent at the then current market rental rate with appropriate allowances for downtime. From potential gross revenues, we subtract vacancy and expenses (operating, fixed, and other) to arrive at an estimate of cash flow over an 11 year forecast.

     The appraisal process is concluded by a review and re-examination of each of the approaches to value that have been employed. Consideration is given to the type and reliability of data used, and the applicability of each approach. Finally, the approaches are reconciled and a final value conclusion is estimated.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  SALES COMPARISON APPROACH
================================================================================

Methodology

     In the Sales Comparison Approach, we estimated the value by comparing this property with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

     By analyzing sales which qualify as arms-length transactions between willing, knowledgeable buyers and sellers, we can identify value and price trends. The basic steps involved in the application of this approach are:

     (1) researching recent, relevant property sales and current offerings throughout the competitive area;

     (2) selecting and analyzing those properties considered most similar to the subject, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional, or locational factors;

     (3) identifying sales which include favorable financing and calculate the cash equivalent price;

     (4) reducing the sale prices to a common unit of comparison, such as price per square foot of building area (in this case net rentable area);

     (5) making appropriate comparative adjustments to the prices of the comparable properties to relate them to the property appraised; and

     (6) interpreting the adjusted sales data and draw a logical value conclusion.

     In analyzing the leased fee estate of the subject property, the sale prices inherent in the comparables were reduced to a price per square foot used to analyze improved properties that are similar to the subject. The price square foot of net rentable area is the most commonly used measurement to value office/research and development buildings in the marketplace.

     On the following page is a summary of recent market data considered to be most indicative of the subject's current market value. A map of the sale locations is on the following opposing page. A discussion of each comparable follows.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                              San Valente Building
                            3200 Patrick Henry Drive
                         Santa Clara County, California
             Office/ Research and Development Building Sales Company

====================================================================================================
                                                            Net        Ceiling     Land
 Comp.                                           Year     Rentable     Height      Area       %
  No.            Location          Sale Date     Built      Area       (Feet)     (Acres)   Office
====================================================================================================

  I-1     1210 California Circle     May-96      1984     120,576     9' to 16'    9.45     100.0%
          Milpitas, California

  I-2     45757 Northport Loop       Apr-96      1983     103,060     9' to 16'    6.50      68.0%
          Fremont, California
  I-3
          3939-4001 North First      Mar-96      1984     134,500     9' to 16'    9.33     100.0%
          Street
          San Jose, California

  I-4     3939-4001 North First      Apr-96      1985     249,408     9' to 16'    18.05     70.0%
          Street
          San Jose, California

  I-5     2100-2101 Logic Drive      Apr-95      1982     221,960     9' to 16'    11.56     80.0%
          San Jose, California
====================================================================================================

 Subj.    San Valente Building       Jul-96      1979     104,540     9' to 16'    5.96      50.0%
          3200 Patrick Henry                   (ren. 1992)
          Drive
          Santa Clara, California
====================================================================================================
                                      Low                             9' to 16'     6.50     68.0%
          Data Range                  High                            9' to 16'    18.05    100.0%
                                      Mean                            9' to 16'    10.98     83.6%


====================================================================================================
                                      % Occ.       Cash          Sale                   Overall
 Comp.                               on Date     Equivalent      Price      NOI/     Capitalization
  No.            Location            of Sale     Sale Price     Per SF       SF         Rate
====================================================================================================

  I-1     1210 California Circle     100.0%     $12,670,000     $105.08   $10.05          9.6%
          Milpitas, California

  I-2     45757 Northport Loop       100.0%      $9,278,000     $90.03    $8.1           9.0%
          Fremont, California
  I-3
          3939-4001 North First      100.0%     $18,199,317     $135.31   N/A             N/A
          Street
          San Jose, California

  I-4     3939-4001 North First      100.0%     $32,000,000     $128.30   N/A             N/A
          Street
          San Jose, California

  I-5     2100-2101 Logic Drive      100.0%     $26,000,000     $117.14   $10.48         8.9%
          San Jose, California
====================================================================================================
 Subj.    San Valente Building       100.0%         N/A           N/A     $10.19  *      N/A
          3200 Patrick Henry
          Drive
          Santa Clara, California
====================================================================================================
                                     100.0%      $9,278,000      $90.03    $8.11         8.9%
          Data Range                 100.0%     $32,000,000     $135.31   $10.48         9.6%
                                     100.0%     $19,629,463     $115.17    $9.55         9.2%




*Note: The subject's NOI per square foot is based on the income forecasted based on current market rent in the income Approach of this report.
====================================================================================================

                                      -17-

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  SALES COMPARISON APPROACH
================================================================================

     Comparable I-1 is a mid-1996 sale of a good-quality, office/research and development building located adjacent just east of Interstate 880 in Milpitas, just south of the Fremont city border. The property was fully leased to Lam Research at sale. Reportedly, the rental rate at the time of sale was approximately $0.90 per square foot per month, triple-net. Reportedly, ten years remained on the lease at sale.

     Comparable I-2 is the April, 1996 sale of a single-tenant, one-story, office/research and development building. At the time of sale, the building was in good condition. The building is fully occupied by Lam Research at a rental of $0.73 per square foot per month, triple-net, with nine and one-half years remaining on the lease.

     Comparable I-3 is the sale of two contiguous buildings previously leased to the buyer. 3939 North First Street contains 62,500 square feet of net rentable area and 4001 North First Street contains 72,000 square feet of net rentable area. Cypress Semiconductor occupied 4001 North First Street at sale. Reportedly, Cypress vacated 3939 North First Street in 1994. Consequently, is was vacant at sale. Cypress Semiconductor entered into a sales agreement to purchase both properties on March 15, 1996. The total sales price for both properties is $15,500,000. However, Cypress Semiconductor planned to substantially renovate and reconfigure both buildings for its own occupancy. Cypress Semiconductor will incur $2,146,280 to upgrade the interior of 3939 North First Street prior to occupancy. The upgrades will include the reconfiguration of the lobby and offices, upgrade of the mechanical systems, lighting, plumbing, restrooms to ADA standards. Cypress Semiconductor was to incur $553,017 to upgrade the interior of 4001 North First Street prior to occupancy. The upgrades include the reconfiguration of the lobby and offices, new carpet and paint, and upgrade the restrooms to ADA standards. Consequently, the total consideration to the buyer was $18,199,317, or $135.31 per square foot.

     Comparable I-4 is an early-1996 sale of a the McCandless Business Park, consisting of five, one-story, research and development buildings located in the subject neighborhood. The property was purchased by the majority tenant, Novellus Systems, who leased three of the buildings and a portion of a fourth, approximately 70% of the entire property, at the time of sale. Novellus' contract rental rates ranged from $0.60 to $0.85 per square foot per month, triple-net. At the time of sale, LTX leased 3930 North First Street through June 20, 1999. The monthly rental rate through lease termination is $0.68 per square foot, triple-net. Sony leases 3960 North First Street. The lease commenced May 1, 1994 and expires April 30, 1999. The monthly rental rate at sale was also $0.68 per square foot, triple-net. Novellus planned to occupy the building leased to Sony shortly after the sale and plans to occupy the building leased to LTX following its lease expiration in June 1999. One of the buildings occupied by Novellus, 3950 North First Street, includes 18,000 square feet of class 100 to 1,000 clean rooms and demonstration rooms. These specialized improvements were constructed by Novellus between 1992 and late-1995.

     Comparable I-5 is the mid-1995 sale of two, two-story buildings, located proximate to Los Gatos. The buildings contain 141,960 and 80,000 square feet of net rentable area, and are connected by a breezeway. Collectively, the buildings include 80% office area and 20% lab area.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================

The buildings were in good condition at sale. At the time of sale, Xilinx Corporation leased the property from Berg & Berg Development at approximately $0.95 per square foot per month, triple-net. The rental rate increases to $0.99 per square foot in January 1997. The lease expires on December 31, 1999. The lease rate at sale was considered at market.

Sales Price Per Square Foot Analysis

     The five comparables indicate sales prices ranging from $90.03 to $135.31 per square foot of net rentable area on a cash equivalent basis. The prices per square foot are influenced by the differences in construction quality and condition, occupancy levels, character of the tenancy, economics, and location. Nevertheless, it is important to address each property in terms of the conventional sequence of adjustments. Following are those considerations which are relevant to the subject. The first three elements must be considered in advance of applying any other compensating factors to derive value conclusions Via the sales price per square foot methodology.

     Property Rights Conveyed

     As shown in the summary table, all of the comparables are encumbered by leases, therefore, the leased fee estate was conveyed in each of these cases. Thus, no adjustments were made to the comparables for this variable.

     Seller Financing/Cash Equivalency

     All of the comparables were sold on the basis of cash to the seller. Thus, no adjustments were made to the comparables for financing.

     Conditions of Sale

     We identified no special motivational conditions concerning the comparables; therefore, no adjustments for conditions of sale were made.

     Other

     Because of the multiple differences inherent in office/research and development properties with respect to quality, condition, design, location, and, in this case economics, not to mention the quality of the tenant base, mathematical adjustments for the reasoning noted above would be extremely difficult, at best.

     In our opinion, Comparables I-1 and I-2 are most similar to the subject in terms of their physical and income attributes. These two comparables sold for $90.03 and $105.08 per square foot. Based upon all of the above data, we believe the a unit value of $100.00 per square foot of the net rentable area would be reasonable and supportable for the subject. Thus, our value range by the Sales Price Per Square Foot method is as follows:

================================================================================
                       Sales Price Per Square Foot Summary
================================================================================
Net Rentable Area               Sales Price Per.                  Indicated
      (SF)                       Square Foot                        Value
================================================================================
     104,540           X            $100.00         =             $10,454,000
                                  Rounded To:                     $10,450,000
================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================


"As Is" Valuation

     In order to estimate the market value of the leased fee estate on an "as is" basis," we will deduct the impact of the subject's under market rent from the stabilized value. A further discussion of the below-market rent is presented in the Income Approach. Therefore, the value of the leased fee estate on an "as is" basis is calculated and concluded as follows.

================================================================================
                       SALES COMPARISON APPROACH - "As Is"
================================================================================
Stabilized Value                                                     $10,450,000
--------------------------------------------------------------------------------
Less: PV of Below-Market Rent                                           $670,000
--------------------------------------------------------------------------------
"As-Is" Value                                                         $9,780,000
================================================================================


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            INCOME APPROACH
================================================================================

Methodology

     The Income Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of anticipation underlying this approach is that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated and the most appropriate capitalization method must be selected.

     The two most common methods of converting net income into value are through direct capitalization and a discounted cash flow analysis. In direct capitalization, the net operating income is divided by an overall capitalization rate extracted from market sales to indicate a value. In the discounted cash flow method, anticipated future income streams and a reversionary value are discounted to a net present value at a chosen yield rate (internal rate of return).

     The direct capitalization method is an effective technique when stable conditions exist both in the marketplace and for the property. However, when market conditions are either changing or likely to change in a fairly dramatic manner over time, direct capitalization becomes a more difficult technique to administer. Direct capitalization is further inhibited by the numerous variables that exist with multi-tenant properties, i.e., multiple leases, with staggered lease terms and varying lease structures; the lease-up of vacant space; and differing tenant finish allowances, depending upon whether the space is in a shell or second generation state.

     Given these numerous variables, coupled with our inquiries of participants in the marketplace, we feel that the majority of investors for a property like the subject would utilize the discounted cash flow method, in an attempt to mirror the expectations relative to those variables. Consequently, the discounted cash flow method affords the most realistic method of reflecting investor expectations of the current period, as well as the projected recovery (primarily rental rates in the subject's case). Also, the discounted cash flow methodology can better quantify the impact of the subject's below market rent and lease-up costs during tenant turnover. Therefore, it is our opinion that the discounted cash flow method is the most appropriate method in the valuation of the subject property. As such, the direct capitalization method will not be used in this analysis. However, at the conclusion of the Income Approach, we will analyze the resulting overall capitalization rate derived from the discounted cash flow analysis as a check for reasonableness.

     In the following sections, we will first analyze the subject's existing lease and market rents before discussing the subject's operating expenses and preparing the discounted cash flow analysis.

Summary of Existing Leases

     As of the effective date of appraisal, the subject property is 100% occupied by Communications & Power Industries (CPI) December, 1998. The tenant's contract rent at $0.62 per square foot per month on a triple-net basis is significantly below-market. The impact of the property's below-market rent will be addressed later, on in the Income Approach of this report. Presently, the tenant is marketing the space for sublease at an asking rental rate of $0.90 per square foot per month, triple-net. CPI is relocating its operation to Palo Alto in January, 1997. Thus, the space is not deliverable until January, 1997, which is hindering marketing efforts. According to the listing brokers, Messrs. Duffy Angelo and Steve Gibson with Colliers Parrish,

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

there has been a lot of interest in the property, however, tenants want the space today. A rent roll of the subject property abstracting the existing lease is located in the Addenda.

Lease Expiration

     As part of our risk analysis, we considered the tenant's lease expiration in approximately two and one-half years. Thus, over the near term, the leasing exposure is significant. However, market conditions are forecasted to remain strong into the foreseeable future. Thus, the subject is well positioned to benefit from strong market conditions (i.e. increasing rental rates).

Estimate of Current Market Rent

     According to the listing brokers, the current quoted rental rate at the subject property is $0.90 per square foot per month on at triple-net basis. Tenant finish allowances range from an 'as is' basis to $10.00 per square foot. In order to gauge the reasonableness of the quoted rent and form a conclusion as to the current market rent for the subject property as of the appraisal date, we conducted a survey of the competing area. All of these comparables are considered to be generally similar to the subject with respect to location, quality, and functionality. On the following page is a summary of properties utilized in our rent comparable analysis. A map of the comparable locations is included on the following opposing page.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       San Valente Building
                                                     3200 Patrick Henry Drive
                                            Santa Clara, Santa Clara County, California
                                       Office/Research and Development Building Rental Summary
====================================================================================================================================
                                                                         Net     Ceiling      Building                    Overall
Comp.                                      Date of       Year         Rentable    Height        Area         Percent      Percent
No.         Location                        Lease        Built          Area      (Feet)      Leased(SF)     Office        Leased
====================================================================================================================================
R-1         150 River Oaks Parkway          Apr-96       1986          100,024      16         100,024        30.0%        100.0%
            Santa Clara, California

R-2         2260 & 2280 Agnew Avenue        Mar-96       1985          100,600      16         100,600        35.0%        100.0%
            Santa Clara, California

R-3         2805 Bowers Avenue              Mar-96       1975          104,000      16         104,000        60.0%        100.0%
            Santa Clara, California                      ren. 1996

R-4         4800 Patrick Henry Drive        Feb-96       1979           62,964      16          62,964        80.0%        100.0%
            Santa Clara, California

R-5         4600 Old Ironsides Drive        Jan-96       1978           82,800      16          82,800        50.0%        100.0%
            Santa Clara, California
====================================================================================================================================
Subject     San Valente Building            Jul-96       1979          104,540      16         104,540        50.0%        100.0%
            3200 Patrick Henry Drive                     ren. 1992
            Santa Clara, California
====================================================================================================================================
                                       Low               1975           62,964      16          62,964        30.0%        100.0%
            Data Range:                High              1986          104,000      16         104,000        80.0%        100.0%
                                       Mean              1981           90,078      16          90,078        51.0%        100.0%
====================================================================================================================================


===============================================================================================

                                                 Actual
                                                 Coupon        Lease                  Tenant
Comp.                                            Lease         Term      Expense     Improvement
No.         Location                             Rate(SF)      (Yrs.)    Provision   Allowance
===============================================================================================
R-1         150 River Oaks Parkway               $0.75          10       Net          $12.00
            Santa Clara, California
R-2         2260 & 2280 Agnew Avenue             $0.79           5       Net          $0.00
            Santa Clara, California
R-3         2805 Bowers Avenue                   $1.00           5       Net          $15.00
            Santa Clara, California
R-4         4800 Patrick Henry Drive             $1.06           1       Net          $0.00
            Santa Clara, California
R-5         4600 Old Ironsides Drive             $0.95           5       Net          $20.00
            Santa Clara, California
===============================================================================================
Subject     San Valente Building                 $0.90           5       Net          $5.00
            3200 Patrick Henry Drive
            Santa Clara, California
===============================================================================================
                                                 $0.75           1                    $ 0.00
            Data Range:                          $1.06          10                    $20.00
                                                 $0.91           5                    $ 9.40
===============================================================================================



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            INCOME APPROACH
================================================================================

     The rental rates summarized indicate the actual coupon rental rate for the comparable properties. The comparable properties are deemed to be similar to the subject in many respects. The coupon rental rates of the comparables range from $0.75 to $1.06 per square foot per month on a triple-net basis. The tenant improvement allowance range from an "as is" basis to $20.00 per square foot.

     In summary, less emphasis was placed on comparables R-1 through R-3 since they are situated outside of the Marriott Business Park. Comparables R-4 and R-5 are most similar to the subject primarily for their location, age, quality, and condition of improvements. The rental rates of these comparables range from $0.95 to $1.06 per square foot per month on a triple-net basis.

     The subject property is being marketed for lease at an asking rental rate of $0.90 per square foot per month with a negotiable tenant improvement ranging between $2.00 to $5.00 per square foot. The space is receiving a lot of activity.

     After considering the competitive properties, it is our opinion that the following parameters are representative of a market lease for the subject property as of the effective date of appraisal:

     1) The market rental rate for the subject is estimated to equate to $0.90 per square foot per month of net rentable area, triple-net.

     2)   Future leases are assumed to have a five-year lease term.

     3) The tenant improvement allowance is projected to be $10.00 per square foot for new tenants that lease second generation space and $3.50 per square foot for tenant renewals of second generation space.

     4)   Rental rate growth rate of 3.5% per annum.

Impact of Below-Market Rent

     The subject property is currently leased by one tenant at a rental rate of $0.62 per square foot per month on a triple-net basis. As previously mentioned, we estimated a current coupon market rental rate for the subject at $0.90 per square foot per month on a triple-net basis. Consequently, the subject's contract rent is below-market.

     It is our opinion that it would not be prudent to capitalize the net operating income based on a property which includes space leased below market. Therefore, we first estimated the potential gross rental income for the subject using a current market rental rate of $0.90 per square foot per month on a triple-net basis, and assuming stabilized occupancy. We will discount the difference between the contract rental income and the market rental income over the remaining lease term by a discount rate of 7.0%. Our selection of a 7.0% discount rate is based on current yields of alternative investments in the investment marketplace. Presently, AA corporate bonds are yielding approximately 7.6%, long-term treasury bonds are yielding 7.0%, and municipal bonds are yielding 6.0%. Rental rates in the subject market are increasing, thus, in the event of a default by an existing tenant there is a strong likelihood that a leasehold advantage exists. Therefore, the landlord's risk is minimal. As a result, we selected a safe rate of 7.0% to discount the below-

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

market rent. The discounted value is $670,000. This calculation is presented on the opposing page. This discounted value will be deducted from our stabilized value conclusion in the Sales Comparison Approach.

Expense Recovery Income

     Leases for office/research and development space in the subject market are written on a triple-net basis whereby the tenant pays their pro-rata share of operating expenses, except for reserves for structural replacements, leasing commissions, and tenant alterations.

Vacancy and Collection Loss

     Both the investor and the appraiser are primarily interested in the cash revenue that an income property is likely to produce annually over 2 specified period time rather than what it could produce if it were always 100 percent occupied and all the tenants were actually paying their rent in full and on time. It is normally a prudent practice to expect some income loss, either in the form of actual vacancy or in the form of turnover, non-payment, or slow payment of rent. Regarding collection loss specifically, we have applied a two percent loss factor throughout the holding period primarily as a contingency for potential collection problems and tenant defaults. This collection loss factor is applied to rental income from all tenants.

     We have projected an approximate four month vacancy period at the expiration of every lease with an average lease term of five years. This equates to a 6.7 percent vacancy factor (four months divided by 60 months). Our analysis includes a 50 percent probability of rollover (existing tenants re-leasing their space) and a 50 percent probability of turnover (existing tenants vacating the premises and new tenants leasing the vacated space).

     The resulting physical (rollover/turnover) occupancy level for the property within the cash flow is 97.0 percent. In addition to this physical occupancy, we have projected a 2.0 percent economic vacancy factor, as previously noted. Therefore, the overall average occupancy factor over the projection term is 95.0 percent.

     The average occupancy level of the subject property's submarket is 0.3 percent. The overall research and development vacancy rate for Silicon Valley is 5.3%. The projected occupancy for the subject is considered reasonable these figures.

Operating Expenses

     On the facing page is our Historical and Estimated Expense Summary for the subject property. We based our estimated operating expenses on a review of the 1995 actual itemized expenses for the subject property. In addition, we were provided with the property's 1996 budget. Finally, we consulted with the subject property manager and Cushman & Wakefield's Asset Management Group.

     Total operating expenses were $1.48 per square foot in 1995. The 1996 budgeted amount is projected to be higher at $1.55 per square foot. Our fiscal year 1997 estimate of $1.46 per square foot appears reasonable.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Income Approach
================================================================================


Other Expenses:

     Other operating expenses include Tenant Improvements and Leasing Commissions. The probability of incurring future leasing commissions and tenant alterations is based on a 50 percent probability of turnover (an existing tenant vacates a space and the space is released to a new tenant) and a 50 percent probability of rollover (an existing tenant relets his space).

     Tenant Improvements - We have factored a $10.00 per square foot allowance for second generation space and an allowance of $3.50 per square foot is projected for tenant renewals. The weighted average finish-out allowance for all tenants is therefore equal to $6.75 per square foot.

     Tenant improvement costs are projected to increase at a rate of 3.5% per year through the projection period.

     Leasing Commissions - For the period under analysis, leasing commissions for all new leases are estimated at 23% and 11.5% for renewals. As a result of these projections, the weighted average commission applied to all expiring space is equal to 4.6%, which we have rounded to 2.3%.

     Capital Replacements/Reserves - Reserves for replacements are or should be set aside to accumulate an amount sufficient to replace and/or repair certain major building components over time, i.e., roof, major parking lot repairs, HVAC systems, etc. during the period under analysis. Based on the expense behavior of other comparable properties and the age of the subject property, we have estimated capital replacements/reserves at $0.10 per net rentable square foot, increasing by 4% per year throughout our analysis.

     Our projected expenses are predicated on the assumption that the property will be prudently managed, while maintaining the improvements at a competitive level to preserve value.

Cash Flow Model

     In the calculation of the cash flow forecasts and investment results produced under these assumptions, projections and parameters, we employed the Pro-Ject Pius+ computer program. The program has the flexibility to allow for a tenant by tenant analysis of the subject as encumbered by the existing leases. It also allows for a variety of assumptions regarding future income streams and expenses. Our eleven-year discounted cash flow analysis can be found on the following opposing page.

Terminal Capitalization Rate Selection

     A terminal capitalization rate was used to estimate the market value of the property at the end of the assumed investment holding period. The rate is applied to the eleventh year estimate of net operating income before making deductions for leasing commissions, tenant improvement allowances, or capital reserves. We estimated an appropriate terminal rate based on the indicated capitalization rates of the improved property sales in today's market, as summarized below.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
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                                                     ---------------------------

                                                            Income Approach
================================================================================

================================================================================
                         Summary of Capitalization Rates
================================================================================
                    Sale                     Capitalization
                    No.                           Rate
--------------------------------------------------------------------------------
                     I-1                          9.6%
                     I-2                          9.0%
                     I-3                          N/A
                     I-4                          N/A
                     I-5                          8.9%
================================================================================

     A premium is generally added to today's rate to allow for the risk of unforeseen events or trends which might affect our estimate of net operating income during the holding period, including possible changes in market conditions for the property. Investors typically add 50 to 100 basis points to the going-in rate to arrive at a terminal capitalization rate, according to Cushman & Wakefield's periodic investor surveys.

     Considering the survey results and comparing the subject property to the comparables included in the Sales Comparison Approach, but also tempered by the fact that capitalization rates are falling (which is not reflected in the sales), we are of the opinion that a 10.0 percent terminal capitalization rate is appropriate to apply to the subject's projected net operating income in the eleventh year. This results in an estimated terminal value (or sales price) for the property at the end of the 10th year of $15,522,080 ($1,552,208/.10).

     From this projected sales price, the estimated costs of sale for such items as real estate commissions, closing costs, legal fees, as well as others, must be deducted. We have estimated these cost to be three percent of the sales price resulting in cash flow from the sale of the property in the tenth year of $15,056,418 ($15,522,080 - $465,662 = $15,056,418).

Discount Rate Analysis

     We estimated future cash flows, including property value at reversion, and discounted that income stream at an internal rate of return (yield rates) currently required by investors for similar-quality real property. The yield rate (internal rate of return or IRR) is the single rate that discounts all future equity benefits (cash flows and equity reversion) to an estimate of net present value.

     Cushman & Wakefield Valuation Advisory Services periodically surveys national real estate investors to determine their investment objectives. Following is a brief review of internal rates of return, overall rates, and income and expense growth rates considered acceptable by respondents.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

                 CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES
          SUMMER 1996 NATIONAL INVESTOR SURVEY FOR INDUSTRIAL BUILDINGS

===========================================================================================================================
                                                                            INCOME             EXPENSE
            GOING IN              TERMINAL              IRR                 GROWTH              GROWTH
          --------------        -------------       -------------        ------------       --------------       Projection
          LOW       HIGH        LOW      HIGH       LOW      HIGH        LOW     HIGH       LOW       HIGH         Period
===========================================================================================================================
Mean       9.3       9.8        9.8      10.8       12.0     12.4        3.3     4.0        3.2        3.9         8.5-9.8
---------------------------------------------------------------------------------------------------------------------------
Range      8.5      11.0        9.5      11.0       11.0     20.0        3.0     4.0        3.0        4.0          5-11
---------------------------------------------------------------------------------------------------------------------------
No. of Responses:      10
===========================================================================================================================

     This table summarizes the investment parameters of some of the most prominent investors currently acquiring good quality industrial properties in the United States. The entire survey is included in the Addenda..

     The investors internal rates of return cited above range from 10.0 to 14.0 percent. We have selected a 12.5 percent discount rate for the subject property.

     The internal rate of return and terminal capitalization rate selected for this analysis were strongly influenced by our recent Investor Survey, but we also relied very heavily on the anecdotal data from Cushman & Wakefield's Financial Services Group. Furthermore, we realize that the survey reflects target rates rather than transactional rates. Transactional rates are usually difficult to obtain in the verification process and are actually only target rates of the buyer at the time of sale. The property's performance will ultimately determine the actual yield and capitalization rate at the time of sale after a specific holding period. We have found that, in improving markets or with above average properties, demand will be high and transactional rates may be lower than target rates that are quoted in surveys. We have tried to recognize this factor in our choice of rate for our cash flow model.

Discounted Cash Flow Chart

     The discounted cash flow matrix can be found on the following page.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================



        PURCHASE/SALE YIELD TABLE FOR SAN VALENTE BLDG., SANTA CLARA, CA
            Purchase Price(000's)/Cap Going In as a function of IRR
            All Cash analysis (Purchased August 1996 Sold July 2006)

                         Sale Price(000's)/Terminal Cap

                    16,729   15,849   15,057    14,340  13,688   13,093  12,547
      IRR            9.00     9.50    10.00     10.50   11.00    11.50   12.00
-------------------------------------------------------------------------------
     11.00          11,284   10,974   10,695   10,442   10,213   10,003   9,811
                     6.73     6.92     7.10     7.27     7.43     7.59    7.74
     11.50          10,899   10,602   10,335   10,094    9,874    9,674   9,490
                     6.97     7.16     7.34     7.52     7.69     7.85    8.00
     12.00          10,530   10,246    9,991    9,760    9,551    9,359   9,183
                     7.21     7.41     7.60     7.78     7.95     8.11    8.27
     12.50          10,177    9,906    9,662    9,441    9,241    9,057   8,889
     ---------------------------------------------------------------------------
                     7.46     7.66     7.86     8.04     8.21     8.38    8.54
     13.00           9,840    9,580    9,347    9,136    8,944    8,768   8,608
                     7.71     7.92     8.12     8.31     8.49     8.66    8.82
     13.50           9,517    9,269    9,045    8,843    8,659    8,492   8,338
                     7.98     8.19     8.39     6.58     8.77     8.94    9.10



Conclusions Via the Income Approach

     The resulting value estimate is $9,660,000, (rounded) or $92.40 per net rentable square foot, which translates in a 7.6 percent going-in capitalization rate. This capitalization rate is significantly lower than the comparable improved sales utilized in the Sales Comparison Approach reflecting the subject's "upside" potential with its below-market rent.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 RECONCILIATION AND FINAL ESTIMATE OF VALUE
================================================================================

     Value indications for the subject property by the Approaches to Value are indicated as follows:

           Sales Comparison Approach                        $9,780,000
           Income Approach                                  $9,660,000

     In the reconciliation, each approach to value is considered in order to determine the reliability of the data in each and to weigh which approach best represents the actions of typical users and investors in the market.

     The Sales Comparison Approach, is based on the principle of substitution which implies that a prudent person will not pay more to buy or rent a property than it would cost to buy a comparable substitute property. In this approach, the subject property was compared with five office/research and development building sales. We analyzed the sales using the sales price per square foot method. Although various dissimilarities between the sales and the subject were noted, the general analysis is believed to provide reasonable support for our value conclusion. As such, the Sales Comparison Approach is afforded appropriate weight in the final conclusion.

     The Income Approach is based upon investor expectations for the income stream generated by an income producing property. After estimating gross income and the absorption of the vacant space, deductions were made for vacancy and collection losses, and variable, fixed and other expenses. The resulting net operating income was then converted into an indication of value by means of discounted cash flow model.

     Since investment properties are generally bought and sold based upon their income generating ability, all sources of pertinent data were carefully researched. It is our opinion that the Income Approach is the most reliable indicator of the value of the subject since the intent of our analysis was to mirror investor expectations.

     Therefore, giving primary weight to the indication of value via the Income Approach, as supported by the Sales Comparison Approach, we have formed an opinion that the market value of the leased fee estate in the referenced property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 29, 1996, was:

                   NINE MILLION SEVEN HUNDRED THOUSAND DOLLARS
                                   $9,700,000

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 Reconciliation and Final Estimate of Value
================================================================================

Marketing Time

     Marketing time is an estimate of the time that might be required to sell a real property interest at the appraised value. Marketing time is presumed to start on the effective date of the appraisal. Marketing time is subsequent to the effective date of the appraisal, and exposure time is presumed to precede the effective date of appraisal.

     The estimate of marketing time uses some of the same data analyzed in the process of estimating the reasonable exposure time and is not intended to be a prediction of a date of sale.

     Our estimate of an appropriate marketing time for the subject relates to a sale of the property in its As Is condition. Based on our discussions with local brokers and buyer/sellers of office projects like the subject, as well as our assessment of the local real estate market and economic forces in general, we have concluded that the probable marketing period for the subject property in today's environment would approximate six to twelve months.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
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                                                     ---------------------------

                                        ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

Appraisal means the appraisal report and opinion of value stated therein; or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

Property means the subject of the Appraisal.

C&W means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

Appraiser(s) means the employee(s) of C&W who prepared and signed the Appraisal.

The Appraisal has been made subject to the following assumptions and limiting conditions:

     1) No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

     2) The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

     3) The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

     4) The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&Ws prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

     5) Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

     6) The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the Property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them); (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Assumptions and Limiting Conditions
================================================================================

          consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

     7) The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

     8) The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

     9) The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraiser's best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraiser's task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

     10) Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

     11) Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the Property. C&W recommends that an expert in this field be employed.

================================================================================
                                      -33-


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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 CERTIFICATION OF APPRAISAL
================================================================================

We certify that, to the best of our knowledge and belief:

     1) Rob D. Perrino inspected the property, and Kenneth E. Matlin , MAI, has reviewed the report and concurs with the findings contained herein.

     2)   The statements of fact contained in this report are true and correct.

     3) The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

     4) We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

     5) Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

     6) No one provided significant professional assistance to the persons signing this report.

     7) Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

     8) The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

     9) As of the date of this report, Kenneth E. Matlin, MAI, has completed the requirements of the continuing education program of the Appraisal Institute.


/s/ Rob D. Perrino
-----------------------------------------------
Rob D. Perrino
Appraiser
Northern California Valuation Advisory Services
Certification No. AGO02595



/s/ Kenneth E. Matlin
-----------------------------------------------
Kenneth E. Matlin, MAI
Manager and Director
Northern California Valuation Advisory Services
Certification No. AG2022

================================================================================

                                      -34-


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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    ADDENDA
================================================================================
















================================================================================

                                      -35-


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                                                                    WAKEFIELD(R)
                                                     ---------------------------
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                                                     ---------------------------

104-16-27.01, 18.01.01  104-4-21.04
C/I - 735794
INSURED
                                                     12605751
                                                     Recorded at the request of
                                                     Chicago Title Insurance
                                                     Company
                                                     Aug 04, 1994
Property San Valerno Building
Control No:0041

RECORDING REQUESTED BY AND WHEN
RECORDED TO MAIL TO:
David A. Hymann, Esq.
Agent For Klatner Plotkin & Kahn
1050 Connecticut Avenue, N.W.
Washington, D.C.  20006-5229

MAIL TAX STATEMENTS TO:
J.E. Robert Companies
600 E. Los Collens Blvd.
Suite 1500
Irving, Texas  75099
Attn: Mr. Larry Corman

                             SPECIAL WARRANTY DEED

Parcel No. 104-04-089 and 104-04-124

Documentary transfer tax is not a matter of public record.

     THIS SPECIAL WARRANTY DEED is made as of the 29th day of July, 1994, by The Prudential Insurance Company of America, a New Jersey 07102, as GRANTOR, to WHC-SIX Real Estate Limited Partnership, a Delaware limited partnership, whose address is 11 Center Plaza, Suite 200, Alexandria, VA 22314, as GRANTEE.

     Witness that Grantor, for good and valuable consideration, receipt of which is acknowledged, grants to Grantee all the real property located in the City of Santa Clara, Unincorporated Area _______, in the County of Santa Clara, in the State of California more particularly described in Exhibit A attached hereto, together with all tenements, hereditaments and appurtenances thereto, subject to current real property taxes and other assessments, zoning, environmental, municipal building and other governmental restrictions, laws, rules permits, approvals, regulations, ordinances, codes, restrictions or legal requirements and all covenants, conditions, restrictions, easements, rights-of-way and other matters of record.

     Grantor hereby covenants with Grantee that Grantor will forever defend Grantee against claims of all persons claiming by, through or under Grantor. No other covenants or warranties, express or implied, are given by this Deed.

     IN WITNESS WHEREOF, Grantor has set his hand as of the day and year first above written.


ATTEST:                                       GRANTOR:

                                              THE PRUDENTIAL INSURANCE
                                                 COMPANY OF AMERICA



/s/ Lisa Vahelnt                              /s/ Ray Giordano
------------------------------                -------------------------------
                                              [SEAL]
NAME:      Lisa Vahelnt                       Name: Ray Giordano
Title      Assistant Secretary                Title:   Vice President



STATE OF NEW YORK                   )
                                    ) ss:
COUNTY OF NEW YORK                  )

     On the 29th day of July 1994, before me personally came Ray Giordano to me known, who, being by me duly sworn, did depose and say that he resides in Convent Station, New Jersey, that he is the Vice President of The Prudential Insurance Company of America, a New Jersey mutual insurance company described in and which executed the above instrument and that he signed his name thereto by authority of the board of directors of said company.



                                                     /s/ Lorraine Michaels
                                                     --------------------------
                                                     Notary Public

                                                        LORRAINE MICHAELS
                                                Notary Public, State of New York
                                                         No. 82-4830738
                                                  Certified in Suffolk County
                                                   Commission Expires 2-28-96

EXHIBIT A

All that certain real property in the City of Santa Clara, County of Santa Clara, described as follows:

All of Parcel 13, as shown upon that certain map entitled, Parcel map being a resubdivision of Parcels 1, 3, 4, 5 & 9 and Areas 5 to 9 as shown on Parcel Map____ recorded in Deed 365 of Map at pages 24 & 27 Santa Clara County records, which Map was filed for Record in the office of the Recorder of the County of Santa Clara, State of California, November 29, 1976 in Deed ___ of Maps, as pages 4 and 5.

                                [GRAPHIC OMITTED]


                                     MAP OF

                     3200 Patrick Henry Drive, Santa Clara

                                   EXHIBIT A

                                [GRAPHIC OMITTED]

                             SURVEYOR'S CERTIFICATE

                                [GRAPHIC OMITTED]


                                     MAP OF

                                     ZONE B

                       SAN VALENTE BLDG., SANTA CLARA, CA
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS



BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF SAN VALENTE BLDG., SANTA CLARA, CA BEGINNING 8/1996 FOR 15 YEARS ON A FISCAL YEAR BASIS


AREA MEASURES
-------------

BLDA
1996 VALUE -      104,540
THEREAFTER - CONSTANT


GROWTH RATES
------------

CPIG
1996 VALUE -        3.50
THEREAFTER - CONSTANT

MKTG
1996 VALUE -        3.50
THEREAFTER - CONSTANT

TAXG
1996 VALUE -        2.00
THEREAFTER - CONSTANT


MARKET RATES
------------

MKTR
1996 VALUE -        0.90
THEREAFTER - GROWING AT GROWTH RATE MKTG

TIAN
1996 VALUE -        10.00
THEREAFTER - GROWING AT GROWTH RATE CPIG

TIAR
1996 VALUE -        3.50
THEREAFTER - GROWING AT GROWTH RATE CPIG


MISCELLANEOUS INCOMES
---------------------

NONE


EXPENSES
--------

CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -        0.00
THEREAFTER - GROWING AT GROWTH RATE CPIG

COMMON AREA MAIN. , REFERRED TO AS CAMM
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -      10,000
THEREAFTER - GROWING AT GROWTH RATE CPIG

REAL ESTATE TAXES , REFERRED TO AS RETX
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -     105,000
THEREAFTER - GROWING AT GROWTH RATE TAXG




                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

INSURANCE          REFERRED TO AS INSU
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -    20,000
THEREAFTER - GROWING AT GROWTH RATE CPIG




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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

MANAGEMENT          , REFERRED TO AS MGMT
AN INFORMATIONAL  EXPENSE
1996 VALUE  -     18,248
1997 VALUE  -     18,311
1998 VALUE  -     18,376
1999 VALUE  -     18,489
2000 VALUE  -     28,570
2001 VALUE  -     29,536
2002 VALUE  -     30,535
2003 VALUE  -     31,568
2004 VALUE  -     21,503
2005 VALUE  -     33,395
2006 VALUE  -     34,526
2007 VALUE  -     35,696
2008 VALUE  -     36,907
2009 VALUE  -     26,007
2010 VALUE  -     40,277
THEREAFTER  -  CONSTANT

REIMBURSABLE  EXP. , REFERRED TO AS REIM
AN INFORMATIONAL EXPENSE
+100.0% OF      +100.0% OF CAMM
+100.0% OF RETX +100.0% OF INSU
+100.0% OF  MGMT


VACANCY- ALLOWANCE
------------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1996 VALUE -         2.00
THEREAFTER - CONSTANT


MANAGEMENT FEE
--------------

PERCENTAGE OF EFFECTIVE GROSS INCOME
FOR ALL TENANTS
PASSED THROUGH TO TENANTS USING EXPENSE MGMT
1996 VALUE -         2.00
THEREAFTER - CONSTANT


COMMISSION CALCULATIONS
-----------------------

STANDARD  METHOD #1 - PERCENT OF EACH YEAR'S RENT:
YEAR 1 - 6.000%
YEAR 2 - 5.000%
YEAR 3 - 5.000%
YEAR 4 - 4.000%
YEAR 5 - 3.000%

STANDARD METHOD #2 -  PERCENT OF EACH YEAR'S RENT:
YEAR 1 - 3.000%
YEAR 2 - 2.500%
YEAR 3 - 2.500%
YEAR 4 - 2.000%
YEAR 5 - 1.500%

STANDARD METHOD #3 -   0.000% OF TOTAL RENT

STANDARD METHOD #4 -   0.000% OF TOTAL RENT

STANDARD METHOD #5 -   0.000% OF TOTAL RENT


COMMISSION PAYOUTS
------------------

STANDARD METHOD #1 -  CASHED OUT

STANDARD METHOD #2 - CASHED OUT
STANDARD METHOD #3 - CASHED OUT




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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT


ALTERATION CALCULATION
----------------------

NONE


ALTERATION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT


COMMON AREA MAINTENANCE POOL
----------------------------

NONE


CAPITAL EXPENDITURES
--------------------

RESERVES
1996 VALUE -       10,500
THEREAFTER - GROWING AT GROWTH RATE CPIG


PRIMARY CLASSIFICATION CODES
----------------------------

NONE


SECONDARY CLASSIFICATION CODES
------------------------------

NONE


COST CENTERS
------------

NONE


SALES VOLUME PROFILE
--------------------

            PERCENT OF       RELATIVE
MONTH      ANNUAL SALES       VOLUME
-----      ------------      --------
 JAN            8.33%            1.00
 FEB            8.33%            1.00
 MAR            8.33%            1.00
 APR            8.33%            1.00
 MAY            8.33%            1.00
 JUN            8.33%            1.00
 JUL            8.33%            1.00
 AUG            8.33%            1.00
 SEP            8.33%            1.00
 OCT            8.33%            1.00


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

 NOV            8.33%           1.00
 DEC            8.33%           1.00
              -------        -------
TOTALS        100.00%          12.00



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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

GLOBAL RECOVERIES
-----------------

NONE


TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/MONTH
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/MONTH

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET


REFERENCE TENANTS
-----------------

NONE


TENANTS
-------

THERE ARE A TOTAL OF     1 LEASEHOLD TENANT(S):

-------------------------------------------------------------------------------

# 1 - SUITE A            COMMUNICATIONS
BASE LEASE DATES:        1/1993 TO 12/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:        104,540
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     0.62/SF/MO

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE BLDA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH       VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS   INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----   ------------    ------   --------   ---------   -----------   -----------
  1        5.00          4        NONE         NONE        YES           YES
  2        5.00          4        NONE         NONE        YES           YES
  3        5.00          4        NONE         NONE        YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE MKTG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

PRO RATED ON TENANT SqUARE FOOTAGE OVER AREA MEASURE BLDA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH







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                                                                    WAKEFIELD(R)
                                                     ---------------------------
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                                                     ---------------------------

RENEWAL COMMISSIONS: STANDARD METHOD #2
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIAR
RENEWAL PAYOUT:       CASHED OUT







                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Industrial Market
Business Parks, Other Industrial and Manufacturing

------------------------------------------------------------------------------------------------------------------------------------
                       Capitalization Rates                                Growth Rate
                   ---------------------------      Internal      --------------------------------    Typical Projection
                     Going-in     Terminal       Rate of Return        Income           Expenses       Period (Years)
                   Low    High  Low      High     Low      High    Low       High     Low     High       Low      High
------------------------------------------------------------------------------------------------------------------------------------
Class A-Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                   8.5%   9.5%  9.5%    11.0%    11.0%    11.0%    3.5%      4.0%     3.5%     4.0%      11.0     11.0
                   9.5%   9.5% 10.0%    10.0%    12.0%    12.0%    3.0%      4.0%     3.0%     4.0%       7.0     10.0
                   8.5%   9.5%  9.5%    11.0%    11.0%    11.0%    3.5%      4.0%     3.5%     4.0%      10.0     10.0
                   9.0%   9.0%                   12.0%    12.0%    3.0%      4.0%     3.0%     4.0%       7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
     Responses       4      4     3        3        4        4       4         4        4        4          4        4
     Average (%)   8.9%   9.4%  9.7%    10.7%    11.5%    11.5%    3.3%      4.0%     3.3%     4.0%       8.8     10.3
------------------------------------------------------------------------------------------------------------------------------------

Class B-Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                   8.5%   9.5%  9.5%    11.0%    11.0%    11.0%    3.5%      4.0%     3.5%     4.0%      11.0     11.0
                  10.0%  10.0% 10.5%    10.5%    12.0%    12.0%    3.0%      4.0%     3.0%     4.0%       7.0     10.0
                   8.5%   9.5%  9.5%    11.0%    11.0%    11.0%    3.5%      4.0%     3.5%     4.0%      10.0     10.0
                  10.0%  10.0%                   12.0%    12.0%    3.0%      4.0%     3.0%     4.0%       7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
     Responses       4      4     3        3        4        4        4        4        4        4          4        4
     Average (%)  9.3%    9.8%  9.8%    10.8%    11.5%    11.5%    3.3%      4.0%     3.3%     4.0%       8.8     10.3
------------------------------------------------------------------------------------------------------------------------------------


Class A-Value Added
------------------------------------------------------------------------------------------------------------------------------------
                  10.0%  11.0% 10.0%    11.0%    16.0%    20.0%    4.0%      4.0%     3.0%     3.0%       5.0      5.0
                   8.5%   9.5%  9.5%    11.0%    11.0%    11.0%    3.5%      4.0%     3.5%     4.0%      11.0     11.0
                  10.0%  10.0% 10.5%    10.5%    12.0%    12.0%    3.0%      4.0%     3.0%     4.0%       7.0     10.0
                   8.5%   9.5%  9.5%    11.0%    11.0%    11.0%    3.5%      4.0%     3.5%     4.0%      11.0     11.0
                  10.0%  10.0%                   12.0%    12.0%    3.0%      4.0%     3.0%     4.0%       7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
     Responses       5      5     4        4        5        5       5         5        5        5          5        5
     Average (%)  9.4%   10.0%  9.9%    10.9%    12.4%    13.2%    3.4%      4.0%     3.2%     3.8%       8.2      9.4
------------------------------------------------------------------------------------------------------------------------------------


Class B-Value Added
------------------------------------------------------------------------------------------------------------------------------------
                  10.0%  11.0% 10.0%    11.0%    16.0%    20.0%    4.0%      4.0%     3.0%     3.0%       5.0      5.0
                   8.5%   9.5%  9.5%    11.0%    11.0%    11.0%    3.5%      4.0%     3.5%     4.0%      11.0     11.0
                  10.5%  10.5% 11.0%    11.0%    12.0%    12.0%    3.0%      4.0%     3.0%     4.0%       7.0     10.0
                   8.5%   9.5%  9.5%    11.0%    11.0%    11.0%    3.5%      4.0%     3.5%     4.0%      11.0     11.0
                  10.5%  10.5%                   12.0%    12.0%    3.0%      4.0%     3.0%     4.0%       7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
     Responses       5      5     4        4        5        5       5         5        5        5          5        5
     Average (%)   9.6%  10.2% 10.0%    11.0%    12.4%    13.2%    3.4%      4.0%     3.2%     3.8%       8.2      9.4
------------------------------------------------------------------------------------------------------------------------------------
Total Responses     18     18    14       14       18       18      18        18       18       18         18       18
Average (%)        9.3%   9.8%  9.8%    10.8%    12.0%    12.4%    3.3%      4.0%     3.2%     3.9%       8.5      9.8
------------------------------------------------------------------------------------------------------------------------------------

"Lessed  Asset"  refers  to  predominantly   "passive"   investments   involving
substantially leased Properties

"Value  Added"  denotes   properties   which  require  more  active   management
involvement due to leasing issues and/or additional capital investment for physical issues



                                 -----------------------------------------------
                                 Cushman & Wakefield Valuation Advisory Services National Investor Survey-Summer 1996


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                QUALIFICATIONS OF APPRAISER
================================================================================

                                                             Rob D. Perrino

Professional Affiliations

     Certified General Real Estate Appraiser, State of California, #AGO02595

     MAI Candidate, Appraisal Institute, #M90-1530

     Broker License, State of California, #01034857

Real Estate E

     Appraiser, Cushman & Wakefield Valuation Advisory Services, San Jose, California

     Division is responsible for the appraisal and consulting function of Cushman & Wakefield of California, Inc., a national full service real estate organization.

Education

     University of Southern California, Los Angeles, CA
     Bachelor of Science in Economics

     Completed Appraisal Institute Coursework:

        No. 1A-1  - Real Estate Appraisal Principles
        No. 1A-2  - Basic Valuation Procedures
        No. 1B-A  - Capitalization Theory & Techniques, Part A
        No. 1B-B  - Capitalization Theory & Techniques, Part B
        No. 2-1   - Case Studies
        No. 2-2   - Valuation Analysis and Report Writing
        No. 2-3   - Standards of Professional Practices


================================================================================


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                QUALIFICATIONS OF APPRAISER
================================================================================

                                                      Kenneth E Matlin, MAI

Association Membership

     Member Appraisal institute (MAI No. 8397) Senior Residential Appraiser Senior Member, American Society of Real Estate Appraisers - Past President
          of San Jose Chapter
     Brokers License - State of California
     Certified - General, Certificate Number AGO02022
     Kenneth E. Matlin has completed the requirements of the continuing education programs of the Appraisal Institute and the American Society of Appraisers

Real Estate Experience

     Director and Manager, Cushman & Wakefield Valuation Advisory Services, San Jose and San Francisco Divisions. San Jose and San Francisco Divisions are responsible for the appraisal and consulting function of Cushman & Wakefield of California, Inc., a national full service real estate organization.

     Regional Chief Appraiser, California First Bank, San Jose, California, between 1974 and 1983.

Education

      California State University of San Diego, California
      Bachelor of Science Degree - Major: Real Estate, Minor: Political Science (1973)

      American Institute of Real Estate Appraisers:

          No. 1-Al  -  Real Estate Appraisal Principles (6-86)
          No. 1-A2  -  Basic Valuation Procedures (3-87)
          No. 1-BA  -  Capitalization Theory & Techniques, Part A (9-87)
          No. 1-BB  -  Capitalization Theory & Techniques, Part B (9-87)
          No. 2-1   -  Case Studies (3-87)
          No. 2-2   -  Valuation Analysis and Reporting Writing (10-86)
          No. 2-3   -  Standard of Professional Practice (6-86)
          No. 410   -  USPAP
          No. 420   -  Standards of Professional Practice (11-93)
          No. 510   -  Advanced Capitalization Theory (7-93)

      Society of Real Estate Appraisers:

          No. 101   - Introduction to Appraising Real Property (8-76)
          No. 201   - Principles of Income Property Appraising (6-75)
          No. 202   - Case Problems (6-83)
          No. R-2   - Single Family Report Exam (2-77)

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                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 Qualification of Appraiser
================================================================================

                                                     Kenneth E. Matlin, MAI

Litigation Experience

     Qualified as expert witness Santa Clara County Superior Court Qualified as expert witness Alameda County Superior Court
     Qualified as expert witness Federal Bankruptcy Court


================================================================================


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------